Riveroaks 1


                            AMENDMENT NO. 2
                               TO LEASE

   THIS AMENDMENT NO. 2 is made and entered into this 28th day of June, 1994, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SEPARATE PROPERTY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and MAXTOR CORPORATION, a Delaware corporation, as TENANT,

                               RECITALS


   A. WHEREAS, by Lease Agreement dated August 18, 1986 Landlord leased all of that certain 75,790+/- square foot building located at 211 River Oaks Parkway, San Jose, California, the details of which are more particularly set forth in said August 18, 1986 Lease
Agreement, and

   B. WHEREAS, said Lease was extended by Letter Agreement dated March 4, 1989 to extend the term one year, changing the Termination Date from August 31, 1989 to August 31, 1990 and adjusted the Basic Rent schedule and Aggregate Rent accordingly, and

   C. WHEREAS, said Lease was extended by Letter Agreement dated August 13, 1990 to extend the term one year, changing the Termination Date from August 31, 1990 to August 31, 1991 and adjusted the Basic Rent schedule and Aggregate Rent accordingly, and

   D. WHEREAS, said Lease was assigned by Consent to Assignment dated August 22, 1991 by Maxtor Corporation, a California corporation ("Assignor") to Maxtor Corporation, a Delaware corporation ("Assignee"), and

   E. WHEREAS, said Lease was amended by Amendment No. I dated August 23, 1991 to extend the term for three (3) years one (1) month two (2) days, changing the Termination Date from August 31, 1991 to October 2,,1994 and adjusted the Basic Rent schedule and Aggregate Rent accordingly, and

   F. WHEREAS, it is now the desire of the parties hereto to amend the Lease by extending the Term of the Lease for three (3) years and amending the Basic Rent schedule and Aggregate Rent of said Lease
Agreement as hereinafter set forth.

                             AGREEMENT

   NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

   1. TERM OF LEASE: It is agreed between the parties that the term of said Lease Agreement shall be extended for an additional three (3) year period, changing the Termination Date from October 2, 1994 to October 2, 1997.

   2. BASIC RENTAL: The monthly Basic Rental shall be adjusted as follows:

   On October 1, 1994 the sum of FIFTY EIGHT THOUSAND FIVE HUNDRED FIFTY FIVE AND 56/100 DOLLARS ($58,555.56) shall be due, representing the Basic Rental for the period October 1, 1994 to October 31, 1994.

   On November 1, 1994, the sum of FIFTY SIX THOUSAND EIGHT HUNDRED FORTY TWO AND 50/100 DOLLARS ($56,842.50) shall be due, and a like sum due on the first day of each month thereafter, through and including September 1, 1997.

   On October 1, 1997, the sum of THREE THOUSAND SEVEN HUNDRED
THIRTY SEVEN AND 59/100 DOLLARS ($3,737.59) shall be due, representing the Basic Rental due for the period of October 1, 1997 through October 2, 1997.

   The aggregate rental for the lease shall be increased by $2,047,420.13 or from $6,143,093.77 to $8,190,513.90.


   EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said August 18, 1986 Lease Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF, Landlord and Tenant have executed this
Amendment No. 2 to Lease as of the day and year first hereinabove set forth.


LANDLORD:                       TENANT:

JOHN ARRILLAGA SEPARATE         MAXTOR CORPORATION
PROPERTY TRUST                  a Delaware corporation


By  /s/ John Arrillaga          By  /s/ J. Larry Smart
   -----------------------         -------------------
   John Arrillaga, Trustee


RICHARD T. PEERY SEPARATE       Title:       COO
PROPERTY TRUST                       ---------------


By:   /s/ Richard Peery         Dated:    7/15/94
    -------------------------        -------------
    Richard T. Peery, Trustee